SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2002

WEIGHT LOSS FOREVER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File No.: 000-28733

Nevada (State or other jurisdiction of incorporation or jurisdiction)	88-0430607 (IRS Employer Identification No.)

4456 Corporation Lane, Suite 134 Virginia Beach, VA (Address of principal executive offices)	23462 (Zip Code)

Registrant's telephone number, including area code: (757) 497-8899

YOUTICKET.COM, INC.
(Former name or former address, if changed since last report)

Item 5. Other Materially Important Events

YouTicket.com, Inc. (the "Corporation") changed its name to Weight Loss Forever International, Inc. This name change was made so that the Corporation would be more closely identified with its wholly-owned subsidiary, Weight Loss Forever International, Inc., which it acquired as of September 30, 2001. Effective, at the opening of trading, April 3, 2002, the Corporation's OTC Bulletin Board stock trading symbol, "YTIX" was changed to the new trading symbol "WLFI."

The new CUSIP number for the Corporation's common stock is: 948625 10 8.

Item 6. Resignation of Registrant's Director

The previously reported resignation of the Corporation's sole director, Mr. Donald A. Mitchell, became effective on March 18, 2002. Concurrent with the effectiveness of the resignation, John Martin and Christopher Swartz took office as the directors of the Corporation, as of March 18, 2002.

Item 7. Exhibits

Exhibit 99. Press Release Announcing Name Change Dated April 2, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2002		Weight Loss Forever International, Inc.

	By:	/s/ John Martin

	Name:	John Martin
	Title:	President

Exhibit Index

Exhibit	Description

99	Press Release Announcing Name Change Dated April 2, 2002